UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

ITEM 1.     REPORT TO STOCKHOLDERS.

 The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual Report

Western Asset Variable Rate Strategic Fund Inc.

(GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Variable Rate Strategic Fund Inc.

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

What’s inside

Letter from chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	50

Additional information	51

Annual chief executive officer and chief financial officer certifications	57

Other shareholder communications regarding accounting matters	58

Dividend reinvestment plan	59

Important tax information	61

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Rate Strategic Fund Inc. for the twelve-month reporting period ended September 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the twelve-month reporting period as a whole, the U.S. fixed-income market significantly outperformed the U.S. equity market.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August – the

IV	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary (cont’d)

worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While lower-quality bonds generated strong results over the first seven months of the reporting period, most of these gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Fixed-income market review

The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in October 2010. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the S&P rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended September 30, 2011. When the period began, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively. In the beginning of the reporting period, yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation, with two- and ten-year Treasury yields peaking at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the remainder of the period due to disappointing economic data and several flights to quality. During the height of the flight to quality in September, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their

Western Asset Variable Rate Strategic Fund Inc.	V

reporting period trough of 1.72%. When the period ended on September 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.92%. For the twelve months ended September 30, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 5.26%. In comparison, U.S. stock prices, as measured by the S&P 500 Indexvii, returned 1.14% over the same time frame.

After posting positive returns during eight of the first ten months of the reporting period, the U.S. high-yield bond market fell sharply in August and September 2011. For much of the period, the high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. However, with risk aversion increasing, the high-yield market, as measured by the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexviii, fell 4.02% and 3.29% in August and September, respectively. All told, the high-yield market returned 1.75% for the twelve months ended September 30, 2011.

The emerging market debt asset class generated a modest gain for the twelve-month reporting period. For much of the period, emerging market debt was supported by higher commodity prices, robust growth in developing countries and solid demand. However, decelerating growth and concerns as to whether China could tame its rising inflation without adversely impacting its economic expansion dragged emerging market debt prices sharply lower in September 2011. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 1.28% over the twelve months ended September 30, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, Andrea A. Mack, Keith J. Gardner, Dennis J. McNamara, Julien A. Scholnick and Michael Y. Pak. Effective May 1, 2011, S. Kenneth Leech no longer serves as a portfolio manager for this Fund. While Mr. Leech continues to help shape Western Asset’s overall investment strategy, his day-to-day role is becoming more concentrated on global portfolios. To reflect this global focus, he will continue to serve as a portfolio manager of the global funds, but not of the non-global funds.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) began the reporting period on a positive note, as they rallied in October and early November 2010. Following a brief setback in the middle of November, triggered by the European sovereign debt crisis, most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationi Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.42% and 2.53%, respectively. Yields declined in early November, but then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields again declined during much of the remainder of the period due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. When the period ended on September 30, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields

2	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Fund overview (cont’d)

were 1.92%. During the reporting period, the Barclays Capital U.S. Aggregate Indexii returned 5.26%.

Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced relatively weak results, with the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiii and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returning 1.75% and 1.28%, respectively, over the fiscal year.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s cash position during the second half of the reporting period in order to pursue what we felt were attractive opportunities in the marketplace. We also utilized leverage in September, as we saw attractive investment opportunities. We pared the Fund’s allocation to high-yield bonds to capture profits and to reduce the portfolio’s overall risk exposure. In contrast, we increased the Fund’s exposure to investment grade bonds in the Industrials and Financials sectors, as well as added to the Fund’s allocation to bank loans.

During the reporting period, we utilized U.S. Treasury futures, Eurodollar futures and options and interest rate swaps and swaptions to manage the portfolio’s duration and yield curvev exposure. This strategy contributed to performance over the period. Various credit default swaps were used to manage investment grade and high yield exposure. The use of these instruments did not meaningfully impact the Fund’s performance.

Performance review

For the twelve months ended September 30, 2011, Western Asset Variable Rate Strategic Fund Inc. returned 2.45% based on its net asset value (“NAV”)vi and 1.44% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Indexvii, returned 0.27% for the same period. The Lipper Global Income Closed-End Funds Category Averageviii returned 1.17% over the same time frame. However, the Fund’s variable rate mandate makes meaningful comparisons with funds in the Lipper Global Income Closed-End Funds Category, which have longer duration mandates, difficult. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.68 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2011. Past performance is no guarantee of future results.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	3

Performance Snapshot as of September 30, 2011

Price Per Share	12-Month Total Return	*
$16.80 (NAV)	2.45%†
$15.43 (Market Price)	1.44%‡

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions at NAV.

‡  Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight exposure to non-agency mortgage-backed securities. The asset class performed well as prices improved and principal paydowns remained steady during the fiscal year. The Fund’s yield curve positioning was also rewarded. Throughout the fiscal year, the Fund maintained overweights to the three-, five- and seven-year portions of the curve.

Our overweight to the high-yield sector contributed to performance. Individual overweight positions in Steel Dynamics Inc., Intelsat Jackson Holdings Ltd., Texas Competitive Electric Holdings Co. LLC and SandRidge Energy Inc. were the best performers. Finally, the Fund’s overweight to emerging market debt contributed to performance during the reporting period as the issues the portfolio held generated solid total returns.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our overweight to investment grade bonds. In particular, an overweight to the Financials sector was not rewarded. Financials spreads widened significantly during the last quarter, giving up significant gains from the first half of the reporting period. Investment grade credit had its third worst performing quarter in history relative to Treasuries, given moderating economic growth forecasts and fears of contagion from the European sovereign debt crisis. Within the Financials sector, Credit Agricole SA, Goldman Sachs and Bank of America Corp. were examples of overweight positions that generated disappointing results.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

4	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Fund overview (cont’d)

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 18, 2011

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Common shares at any point in time may be worth less than when invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of September 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of September 30, 2011 were: Collateralized Mortgage Obligations (24.4%), Asset-Backed Securities (20.8%), Financials (10.5%), Energy (7.6%) and Consumer Discretionary (5.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	5

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

v	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

6	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and September 30, 2010 and does not include derivatives, such as future contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	7

Spread duration (unaudited)

Economic exposure — September 30, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

________________________

ABS	— Asset Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
ML USD LIBOR	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

8	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — September 30, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

________________________

ABS	— Asset Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
IG Credit	— Investment Grade Credit
HY	— High Yield
MBS	— Mortgage Backed Securities
ML USD LIBOR	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	9

Schedule of investments

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.9%
Consumer Discretionary — 3.3%
Automobiles — 0.5%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	400,000	$ 390,575	(a)
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	249,130
Total Automobiles				639,705
Consumer Finance — 0.1%
Abbey National Treasury Services PLC, Senior Notes	1.832%	4/25/14	180,000	171,618	(b)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	31,875
Hotels, Restaurants & Leisure — 0.7%
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	177,406
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	132,435	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	120,000	102,900	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	28,000	27,020	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	40,000	40,400
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	198,375
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	20,000	21,925
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	55,000	60,637
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	200,000	97,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	67,800
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	10,000	8,800	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	2	(c)(d)(e)
Total Hotels, Restaurants & Leisure				934,700
Media — 1.7%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	570,000	578,550
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	25,800	(a)
Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	100,000	107,750	(a)
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	470,342	(f)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	384,000	(a)
News America Inc., Notes	5.300%	12/15/14	200,000	217,771	(f)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	399,122	(f)
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	30,150	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	60,000	65,100
Total Media				2,278,585

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 0.2%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	$ 304,574	(f)
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	116,025
Total Consumer Discretionary				4,477,082
Consumer Staples — 1.8%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	97,609
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	300,000	314,456	(f)
Total Beverages				412,065
Food & Staples Retailing — 0.8%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	351,086	365,130	(a)
Kroger Co., Notes	3.900%	10/1/15	360,000	385,055	(f)
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	316,834	(f)
Total Food & Staples Retailing				1,067,019
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	260,000	265,495	(f)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	200,000	226,730	(f)
Total Food Products				492,225
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	58,100
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	459,460	(f)
Total Tobacco				517,560
Total Consumer Staples				2,488,869
Energy — 6.5%
Energy Equipment & Services — 0.4%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	155,000	155,775
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	57,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	338,625
Total Energy Equipment & Services				551,400
Oil, Gas & Consumable Fuels — 6.1%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	179,961	(f)
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	240,000	269,574	(f)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	60,000	67,500
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	548,151	(f)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	304,950
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	155,250
ConocoPhillips, Senior Notes	4.600%	1/15/15	300,000	328,894	(f)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	169,200

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	11

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	$ 405,819	(f)
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	194,000	204,701
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	460,164	(f)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	82,981	(b)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	121,803	(b)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	192,733	(f)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	212,100	(a)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	243,137	(a)
Occidental Petroleum Corp., Senior Notes	1.750%	2/15/17	400,000	397,499	(f)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	250,500	(f)
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	817,440	(f)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	60,000	65,400
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	43,200
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	588,500
SandRidge Energy Inc., Senior Notes	3.871%	4/1/14	1,000,000	968,846	(b)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	403,781	(f)
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	105,875
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	210,000	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	370,000	484,967
Total Oil, Gas & Consumable Fuels				8,282,926
Total Energy				8,834,326
Financials — 10.3%
Capital Markets — 1.3%
Goldman Sachs Capital III, Preferred Securities	1.096%	9/1/12	550,000	336,672	(b)(g)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	353,447	(f)
Morgan Stanley, Senior Notes	2.786%	5/14/13	310,000	299,901	(b)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	405,318	(f)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	398,620	(f)
Total Capital Markets				1,793,958
Commercial Banks — 2.7%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	200,667	(f)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	375,083	(f)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	420,000	332,850	(a)(b)(g)
Danske Bank A/S, Senior Notes	1.299%	4/14/14	300,000	284,976	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	122,667	(a)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	180,000	176,246	(a)(f)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	280,000	276,536

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	$ 313,507	(a)(b)(g)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	340,000	339,634	(f)
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	270,000	264,567	(f)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/14/11	300,000	247,125	(b)(g)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	475,517	(f)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	260,437	(f)
Total Commercial Banks				3,669,812
Consumer Finance — 3.2%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	295,104
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	259,874
American Express Co., Senior Notes	8.125%	5/20/19	450,000	568,794	(f)
GMAC Inc., Senior Notes	2.526%	12/1/14	1,956,000	1,680,732	(b)
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	500,000	492,248	(a)
SLM Corp.	0.553%	1/27/14	700,000	642,898	(b)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	398,632
Total Consumer Finance				4,338,282
Diversified Financial Services — 2.8%
Air 2 US, Notes	8.027%	10/1/19	90,394	89,490	(a)
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	546,468	(f)
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	313,810	(a)
Chukchansi Economic Development Authority, Senior Notes	3.917%	11/15/12	250,000	170,625	(a)(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	900,498	(f)
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	124,761	(f)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	551,802	(f)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	493,675
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	550,000	547,026	(f)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	100,500	(a)
Total Diversified Financial Services				3,838,655
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	170,241	(a)(f)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	231,445
Total Financials				14,042,393
Health Care — 1.3%
Health Care Providers & Services — 1.0%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	60,000	59,100
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	339,862	(f)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	13

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	$ 316,605	(f)
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	150,000	159,000
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	346,375
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000	9,788	(h)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	73,800
Total Health Care Providers & Services				1,304,530
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	400,000	406,038	(f)
Total Health Care				1,710,568
Industrials — 1.4%
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000	162,400	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	64,534	62,921
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	27,000	27,945	(a)
Total Airlines				253,266
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	7,800	5,499	(a)(d)
Commercial Services & Supplies — 0.4%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	80,000	86,400
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	112,200	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	80,000	84,400	(a)
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	301,055	(f)
Total Commercial Services & Supplies				584,055
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	580,000	545,200	(a)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	85,400
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	188,673
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	88,000	95,700
Total Road & Rail				284,373
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	49,750	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	91,675
Total Trading Companies & Distributors				141,425
Total Industrials				1,899,218

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.1%
IT Services — 0.0%
Ceridian Corp., Senior Notes	12.250%	11/15/15	53,250	$ 43,133	(h)
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	134,225	(a)
Total Information Technology				177,358
Materials — 2.8%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	233,750	(a)
Metals & Mining — 2.4%
Barrick Gold Corp., Senior Notes	1.750%	5/30/14	250,000	251,339
Barrick International Barbados Corp., Senior Notes	5.750%	10/15/16	200,000	228,568	(a)(f)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	290,520	(f)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	470,000	504,630	(f)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	153,375
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	506,049	(f)
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	95,000	97,375
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	371,388
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	16,000	18,975
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	23,000	27,064
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	367,237	(f)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	382,200	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	67,550	(a)
Total Metals & Mining				3,266,270
Paper & Forest Products — 0.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	194,025
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	153,237	(c)
Total Paper & Forest Products				347,262
Total Materials				3,847,282
Telecommunication Services — 3.9%
Diversified Telecommunication Services — 2.3%
AT&T Inc., Senior Notes	3.875%	8/15/21	400,000	412,305	(f)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	311,025	(a)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	160,500	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	34,200
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	320,165	(f)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	15

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	$ 154,300	(f)
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	34,000	33,915
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	40,000	40,650
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	137,200
Qwest Corp., Senior Notes	3.597%	6/15/13	250,000	251,875	(b)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	305,351
Telefonica Emisiones SAU, Senior Notes	5.855%	2/4/13	210,000	213,813	(f)
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	219,066	(f)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	332,247	(f)
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	200,000	211,977	(f)
Total Diversified Telecommunication Services				3,138,589
Wireless Telecommunication Services — 1.6%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	126,094
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	100,000	104,050	(f)
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	351,209	(f)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	489,125
True Move Co., Ltd.	10.750%	12/16/13	230,000	246,100	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	531,000	568,170	(a)
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	287,071	(f)
Total Wireless Telecommunication Services				2,171,819
Total Telecommunication Services				5,310,408
Utilities — 1.5%
Electric Utilities — 0.6%
Edison International, Senior Notes	3.750%	9/15/17	300,000	304,424	(f)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	192,000	197,760	(a)
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	260,000	275,935	(f)
Total Electric Utilities				778,119
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	280,000	268,800	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	80,000	54,000
Edison Mission Energy, Senior Notes	7.625%	5/15/27	45,000	24,975
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	449,820
Total Independent Power Producers & Energy Traders				797,595
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	398,651	(f)
Total Utilities				1,974,365
Total Corporate Bonds & Notes (Cost — $45,091,285)				44,761,869

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 20.8%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	863,518	$ 647,027
Access Group Inc., 2005-B A2	0.483%	7/25/22	414,676	389,026	(b)
AmeriCredit Automobile Receivables Trust, 2011-2 A2	0.900%	9/8/14	400,000	399,902
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.265%	9/25/32	246,941	192,054	(b)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.685%	3/25/35	800,000	684,364	(b)
Argent Securities Inc., 2003-W3 M1	1.360%	9/25/33	159,310	140,343	(b)
Argent Securities Inc., 2005-W3 A2D	0.575%	11/25/35	700,000	407,477	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.135%	10/27/32	34,861	29,983	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.725%	7/25/35	697,778	553,931	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,110,509	781,115
Brazos Higher Education Authority Inc., 2011-1 A3	1.362%	11/25/33	400,000	374,598	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	640,631	566,479
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.655%	2/25/35	244,419	189,773	(b)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.665%	7/25/35	750,000	618,007	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.972%	2/25/34	631,145	608,403
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.985%	2/25/34	170,744	135,744	(b)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.695%	10/25/35	600,000	546,686	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.135%	10/25/47	882,666	629,934	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.357%	11/15/36	1,000,612	761,167	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	480,688	(a)
EMC Mortgage Loan Trust, 2004-C A1	0.785%	3/25/31	210,093	166,307	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	272,051
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.585%	12/25/35	400,000	364,326	(b)
First Horizon ABS Trust, 2007-HE1 A	0.365%	9/25/29	124,222	90,248	(b)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	600,000	606,275	(a)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.789%	8/15/30	522,855	327,816	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	230,000	215,370
Greenpoint Manufactured Housing, 2000-4 A3	2.187%	8/21/31	500,000	403,500	(b)(e)
GSAMP Trust, 2004-OPT B1	1.835%	11/25/34	92,578	36,429	(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.635%	10/25/46	146,446	74,006	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	653,319	(a)
Home Equity Mortgage Trust, 2006-2 2A1	0.395%	7/25/36	602,233	179,642	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	17

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.575%	2/25/36	188,877	$ 157,866	(b)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	720,000	719,853
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.718%	7/25/35	1,129,134	613,936	(b)
Lehman XS Trust, 2005-5N 3A1A	0.535%	11/25/35	400,217	279,254	(b)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.060%	9/25/31	234,371	169,056	(b)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.360%	5/25/32	623,692	469,434	(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	271,547
MASTR Specialized Loan Trust, 2007-1 A	0.605%	1/25/37	522,639	182,445	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.685%	2/25/47	1,157,367	513,410	(b)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.605%	2/25/37	1,100,000	14,785	(b)
Morgan Stanley ABS Capital I, 2007-NC2 M2	0.655%	2/25/37	1,000,000	4,038	(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.360%	9/25/33	1,335,675	957,767	(b)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.765%	9/25/34	74,135	56,266	(b)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	4,500,000	365,625	(e)
New Century Home Equity Loan Trust, 2004-3 M1	1.165%	11/25/34	638,898	431,491	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	300,000	300,906
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	300,000	302,316
Option One Mortgage Loan Trust, 2005-1 A4	0.635%	2/25/35	213,945	176,210	(b)
Origen Manufactured Housing, 2007-A A2	3.708%	4/15/37	900,000	549,000	(b)
Park Place Securities Inc., 2004-WHQ2 M2	0.865%	2/25/35	750,000	579,868	(b)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.135%	10/25/34	189,548	139,157	(b)
RAAC Series, 2006-RP2 A	0.485%	2/25/37	301,612	215,178	(a)(b)
RAAC Series, 2006-RP3 A	0.505%	5/25/36	1,157,327	690,189	(a)(b)
RAAC Series, 2006-RP4 A	0.525%	1/25/46	646,095	459,198	(a)(b)
RAAC Series, 2007-RP3 M1	1.035%	10/25/46	1,200,000	82,754	(a)(b)
RAAC Series, 2007-RP4 A	0.585%	11/25/46	1,138,908	548,388	(a)(b)
RAAC Series, 2007-SP3 A1	1.435%	9/25/37	290,405	226,380	(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.095%	6/25/33	234,211	184,289	(b)
Renaissance Home Equity Loan Trust, 2003-2 A	0.675%	8/25/33	170,514	140,644	(b)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(a)(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.360%	8/25/33	51,521	30,075	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	231,546	233,923
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.885%	9/25/34	400,000	283,054	(b)

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
SACO I Trust, 2005-WM3 A3	0.935%	9/25/35	237,424	$ 97,692	(b)
SACO I Trust, 2006-3 A3	0.695%	4/25/36	496,834	189,226	(b)
SACO I Trust, 2006-4 A1	0.575%	3/25/36	536,593	179,208	(b)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(a)(c)(d)
SLC Student Loan Trust, 2008-1 A4A	1.947%	12/15/32	720,000	744,327	(b)
SLM Student Loan Trust, 2003-04 A5A	1.097%	3/15/33	400,319	382,179	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.097%	3/15/33	563,829	541,276	(a)(b)(e)
SLM Student Loan Trust, 2003-1 A5C	1.097%	12/15/32	492,714	473,006	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	1.015%	6/25/35	311,928	295,267	(b)
Structured Asset Investment Loan Trust, 2004-9 M4	2.185%	10/25/34	159,816	38,915	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	147,019	142,453	(a)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	591,580	568,206
Structured Asset Securities Corp., 2005-4XS 2A1A	1.938%	3/25/35	598,921	418,682	(b)
Structured Asset Securities Corp., 2005-SC1 1A1	0.505%	5/25/31	817,011	369,171	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.565%	2/25/35	326,057	266,235	(b)
Structured Asset Securities Corp., 2006-GEL1 A2	0.585%	11/25/35	469,936	413,544	(a)(b)(e)
Structured Asset Securities Corp., 2007-BC3 2A3	0.415%	5/25/47	290,000	70,325	(b)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	204,482	206,264	(b)
Total Asset-Backed Securities (Cost — $34,571,360)				28,270,270
Collateralized Mortgage Obligations — 24.4%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.505%	2/25/36	272,512	152,417	(b)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	229,692	243,368
Banc of America Funding Corp., 2004-B 6A1	3.023%	12/20/34	809,224	382,852	(b)
Banc of America Funding Corp., 2005-E 8A1	2.790%	6/20/35	701,409	349,287	(b)
Bayview Commercial Asset Trust, 2006-1A B2	1.935%	4/25/36	1,043,306	261,492	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.875%	4/25/34	735,423	610,039	(b)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.235%	9/25/34	163,885	141,967	(b)
Bear Stearns ARM Trust, 2004-8 11A1	2.706%	11/25/34	596,263	526,326	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.735%	7/25/35	805,103	573,549	(b)
Citigroup Mortgage Loan Trust Inc., 2010-7 4A1	1.211%	9/25/37	27,461	27,371	(a)(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.461%	7/20/35	804,139	509,170	(b)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.565%	2/25/35	77,719	48,386	(b)
Countrywide Home Loans, 2004-20 2A1	2.885%	9/25/34	812,921	462,995	(b)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	163,550	164,600	(a)
Countrywide Home Loans, 2005-HYB9 3A1A	2.608%	2/20/36	1,086,534	699,154	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	383,100	377,425	(a)
Countrywide Home Loans, 2005-R3 AF	0.635%	9/25/35	613,695	515,935	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.655%	7/25/36	306,627	261,678	(a)(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	19

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.595%	3/25/35	528,239	$ 431,046	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.806%	6/25/34	378,583	274,037	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.560%	8/19/45	763,386	428,711	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.162%	3/19/46	442,881	223,710	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	1,296,689	65,682
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	1,345,858	124,023
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	2,037,492	117,675
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	5,675,982	828,992
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,701,065	165,945	(b)
Granite Mortgages PLC, 2003-2 1A3	0.751%	7/20/43	77,762	74,165	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.671%	3/20/44	129,216	122,916	(b)
Granite Mortgages PLC, 2004-3 2A1	0.631%	9/20/44	49,519	47,154	(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.465%	2/25/35	230,252	188,807	(a)(b)(e)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.585%	3/25/35	1,058,766	859,579	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.585%	9/25/35	233,655	189,164	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.635%	4/25/36	492,266	396,405	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.642%	1/19/35	450,254	406,221	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.580%	1/19/35	265,128	150,898	(b)
Harborview Mortgage Loan Trust, 2005-14 3A1A	2.817%	12/19/35	253,954	171,966	(b)
IMPAC Secured Assets Corp., 2005-2 A1	0.555%	3/25/36	2,223,822	965,160	(b)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.095%	9/25/34	307,469	192,389	(b)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	0.635%	11/25/34	86,115	55,125	(b)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.625%	12/25/34	102,604	57,649	(b)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.124%	10/25/35	688,004	505,895	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB18 A1	5.320%	6/12/47	87,209	87,271
JPMorgan Mortgage Trust, 2005-A3 3A4	4.951%	6/25/35	400,000	327,669	(b)
Luminent Mortgage Trust, 2006-2 A1A	0.435%	2/25/46	1,037,317	525,250	(b)
MASTR ARM Trust, 2003-6 2A1	2.427%	12/25/33	208,014	180,819	(b)
MASTR ARM Trust, 2004-7 6M1	0.885%	8/25/34	550,000	425,339	(b)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	120,061	122,097
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.585%	5/25/35	1,598,719	1,271,761	(a)(b)

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
MASTR Reperforming Loan Trust, 2006-2 1A1	5.334%	5/25/36	576,973	$ 518,016	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.561%	5/25/36	184,716	162,836	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.495%	3/25/36	430,423	240,969	(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.696%	5/25/36	1,134,005	640,500	(b)
Residential Accredit Loans Inc., 2004-QA2 A2	0.675%	6/25/34	767,501	562,539	(b)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.515%	12/25/45	483,376	261,395	(b)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.321%	4/25/31	934,905	707,727	(b)
Structured ARM Loan Trust, 2004-20 1A1	2.586%	1/25/35	179,236	126,278	(b)
Structured ARM Loan Trust, 2004-9XS A	0.605%	7/25/34	888,410	692,324	(b)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.830%	7/19/34	581,526	462,344	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.465%	2/25/36	992,128	592,738	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.445%	4/25/36	454,998	258,975	(b)
Structured Asset Securities Corp., 1998-2 M1	1.335%	2/25/28	82,241	73,099	(b)
Structured Asset Securities Corp., 1998-3 M1	1.235%	3/25/28	100,600	87,362	(b)
Structured Asset Securities Corp., 1998-8 M1	1.175%	8/25/28	338,827	267,671	(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	620,000	606,405
Structured Asset Securities Corp., 2005-RF1 A	0.585%	3/25/35	304,371	246,854	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.585%	4/25/35	321,993	258,127	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.585%	6/25/35	306,480	243,156	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	4.049%	6/25/35	4,740,358	3,946,602	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.198%	3/20/47	202,966	14,867	(a)(b)(d)(e)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.709%	10/25/33	496,151	467,770	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.576%	1/25/35	249,160	230,453	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.725%	10/25/45	370,554	207,168	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.192%	3/25/37	237,942	146,594	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.105%	7/25/47	1,394,532	820,563	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.610%	7/25/47	648,077	361,448	(b)
Washington Mutual Inc., 2004-AR11	2.492%	10/25/34	312,869	280,583	(b)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	255,755	195,625	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.595%	10/25/45	868,875	548,277	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	21

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc. Pass-Through Certificates, 2005-AR8 2AB3	0.595%	7/25/45	566,555	$ 396,330	(b)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.235%	4/25/46	308,022	158,624	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.635%	1/25/45	195,613	141,939	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	680,312	525,827	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.555%	1/25/45	43,574	34,154	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.567%	8/25/46	373,215	246,781	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.255%	9/25/46	569,978	363,623	(b)
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.528%	10/25/33	211,591	200,632	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.745%	1/25/35	688,470	609,268	(b)
Total Collateralized Mortgage Obligations (Cost — $38,401,476)				33,197,974
Collateralized Senior Loans — 9.5%
Consumer Discretionary — 1.8%
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.235 - 3.253%	1/28/15	460,941	387,575	(i)
Media — 1.2%
Charter Communications Operating LLC, Term Loan C	3.500%	9/6/16	857,242	831,524	(i)
Univision Communications Inc.	4.496%	3/31/17	1,000,000	852,083	(i)
Total Media				1,683,607
Multiline Retail — 0.3%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	465,000	432,256	(i)
Total Consumer Discretionary				2,503,438
Consumer Staples — 1.0%
Food Products — 0.7%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	997,500	925,555	(i)
Household Products — 0.3%
Visant Corp., Term Loan	5.250%	12/22/16	498,744	458,844	(i)
Total Consumer Staples				1,384,399

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 1.1%
Energy Equipment & Services — 0.4%
Hercules Offshore Inc. Term Loan B	0.000%	7/11/13	500,000	$ 482,500	(i)‡
Oil, Gas & Consumable Fuels — 0.7%
Husky Injection Molding Systems Ltd., Term Loan B	0.000%	6/3/18	1,000,000	972,917	(i)‡
Total Energy				1,455,417
Health Care — 2.3%
Biotechnology — 0.7%
Exopack LLC, Term Loan B	6.500%	5/26/17	1,000,000	940,000	(i)
Health Care Providers & Services — 1.6%
Community Health Systems Inc., Delayed Draw Term Loan	2.569%	7/25/14	24,062	22,575	(i)
Community Health Systems Inc., Term Loan B	2.569%	7/25/14	468,519	439,562	(i)
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	298,500	284,757	(i)
HCA Inc., Term Loan B1	2.619%	11/18/13	630,983	613,473	(i)
Health Management Associates Inc., Term Loan B	2.119%	2/28/14	897,082	846,621	(i)
Total Health Care Providers & Services				2,206,988
Total Health Care				3,146,988
Industrials — 0.2%
Marine — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	11,602	11,659	(d)(i)
Trico Shipping AS, Term Loan B	0.000%	5/12/14	11,602	11,660	(d)(i)‡
Total Marine				23,319
Road & Rail — 0.2%
Hertz Corp. Term Loan	3.750%	3/9/18	248,750	236,572	(i)
Total Industrials				259,891
Information Technology — 0.8%
IT Services — 0.4%
First Data Corp., Term Loan B	4.235%	3/23/18	301,701	249,186	(i)
First Data Corp., Term Loan B2	2.985%	9/24/14	365,915	321,014	(i)
Total IT Services				570,200
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Term Loan	4.472%	12/1/16	500,000	459,375	(i)
Total Information Technology				1,029,575
Materials — 0.9%
Construction Materials — 0.6%
Fairmount Minerals, Term Loan B	5.250%	3/15/17	800,000	789,000	(i)
Containers & Packaging — 0.3%
Berry Plastics Group Inc., Term Loan C	2.229%	4/3/15	488,491	447,318	(i)
Total Materials				1,236,318

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	23

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.9%
Intelsat Jackson Holdings Ltd., Term Loan	5.250%	4/2/18	750,000		$ 723,906	(i)
Level 3 Financing Inc., Term Loan A	2.492 - 2.496%	3/13/14	500,000		467,500	(i)
Total Telecommunication Services					1,191,406
Utilities — 0.5%
Electric Utilities — 0.5%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.726 - 4.772%	10/10/17	930,144		626,394	(i)
Independent Power Producers & Energy Traders — 0.0%
NRG Holdings Inc., Term Loan	4.000%	2/1/13	524		513	(i)
Total Utilities					626,907
Total Collateralized Senior Loans (Cost — $13,338,666)					12,834,339
Mortgage-Backed Securities — 0.4%
GNMA — 0.4%
Government National Mortgage Association (GNMA) (Cost — $558,739)	6.500%	8/15/34	492,824		570,397
Municipal Bonds — 2.8%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.282%	10/1/32	500,000		390,000	(b)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.495%	12/1/18	700,000		582,750	(b)
Illinois State, GO	4.961%	3/1/16	425,000		449,420
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., XLCA	0.368%	5/1/32	500,000		350,000	(b)
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.135%	7/25/25	600,000		580,260	(b)
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.210%	10/25/41	400,000		367,036	(b)
Person County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.315%	11/1/18	550,000		456,500	(b)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.298%	10/1/22	800,000		648,000	(b)
Total Municipal Bonds (Cost — $3,991,078)					3,823,966
Sovereign Bonds — 3.3%
Brazil — 2.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	421,000	BRL	219,254
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,596,000	BRL	2,798,967
Total Brazil					3,018,221

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000	$ 108,550	(a)(b)
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000	327,275
Russia — 0.3%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	254,000	421,640	(a)
Venezuela — 0.5%
Bolivarian Republic of Venezuela	5.750%	2/26/16	912,000	654,360	(a)
Total Sovereign Bonds (Cost — $4,774,071)				4,530,046

		Shares
Common Stocks — 0.2%
Consumer Discretionary — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares		2,966	138,928	*
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares		116	2,315	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership		2	1,290	(d)(e)
Nortek Inc.		43	903	*
Total Building Products			2,193
Marine — 0.0%
DeepOcean Group Holding AS		3,101	46,515	(e)
Total Industrials			48,708
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.		3,741	51,738	*
Total Common Stocks (Cost — $300,783)			241,689
Preferred Stocks — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII (Cost — $299,990)	8.500%	11,450	287,395	(b)

	Expiration Date	Rights
Rights — 0.0%
Twin River Worldwide Holdings, Inc. (Cost — $20,581)	11/5/17	750	4,500

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	25

Western Asset Variable Rate Strategic Fund Inc.

Security	Expiration Date	Warrants	Value
Warrants — 0.0%
Buffets Restaurant Holdings	4/28/14	29	$ 0	*(d)(e)(j)
Charter Communications Inc.	11/30/14	22	248	*(e)
CMP Susquehanna Radio Holdings Co.	3/23/19	639	2,805	*(a)(d)(e)
Nortek Inc.	12/7/14	115	230	*(d)(e)
SemGroup Corp.	11/30/14	122	500	*(d)
Total Warrants (Cost — $1,528)			3,783
Total Investments before Short-Term Investments (Cost — $141,349,557)			128,526,228

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 5.5%
U.S. Government Agencies — 2.5%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	415,000	414,989	(k)(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	3,000,000	2,999,889	(k)
Total U.S. Government Agencies (Cost — $3,414,294)				3,414,878
Repurchase Agreements — 3.0%
State Street Bank & Trust Co. repurchase agreement, dated 9/30/11; Proceeds at maturity — $4,073,003; (Fully collateralized by U.S. Government Obligations, 0.000% due 12/29/11; Market value — $4,154,792) (Cost — $4,073,000)	0.010%	10/3/11	4,073,000	4,073,000
Total Short-Term Investments (Cost — $7,487,294)				7,487,878
Total Investments — 100.0% (Cost — $148,836,851#)				$136,014,106

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	All or a portion of this loan is unfunded as of September 30, 2011. The interest rate for fully funded term loans is to be determined.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	The coupon payment on these securities is currently in default as of September 30, 2011.
(d)	Illiquid security (unaudited).
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

See Notes to Financial Statements.

26	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Western Asset Variable Rate Strategic Fund Inc.

(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	Value is less than $1.
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $149,036,172.

Abbreviations used in this schedule:

	ARM	— Adjustable Rate Mortgage
	BRL	— Brazilian Real
	GO	— General Obligation
	IO	— Interest Only
	PAC	— Planned Amortization Class
	STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Put	12/19/11	$99.375	23	$ 4,312

		Strike Rate	Notional Par
Interest rate swaption with Credit Suisse, Put	8/26/14	2.500%	28,669,000	$108,086
Total Written Options (Premiums received — $128,456)				$112,398

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	27

Statement of assets and liabilities

September 30, 2011

Assets:
Investments, at value (Cost — $148,836,851)	$136,014,106
Foreign currency, at value (Cost — $149,873)	146,709
Cash	234
Deposits with brokers for swap contracts	1,000,000
Interest receivable	949,801
Swaps, at value (net premiums paid — $3,531)	52,281
Receivable for open swap contracts	13,306
Receivable for securities sold	8,301
Unrealized appreciation on forward foreign currency contracts	2,444
Prepaid expenses	13,490
Other receivables	255
Total Assets	138,200,927

Liabilities:
Payable for open reverse repurchase agreement	19,925,321
Payable for securities purchased	4,689,889
Swaps, at value (net premiums paid — $44,657)	1,268,435
Written options, at value (premiums received $128,456)	112,398
Payable for open swap contracts	88,919
Investment management fee payable	79,997
Interest payable for reverse repurchase agreement	10,378
Payable to broker — variation margin on open futures contracts	7,045
Directors’ fees payable	17
Accrued expenses	124,387
Total Liabilities	26,306,786
Total Net Assets	$111,894,141

Net Assets:
Par value ($0.001 par value; 6,658,748 shares issued and outstanding; 100,000,000 shares authorized)	$ 6,659
Paid-in capital in excess of par value	131,721,880
Undistributed net investment income	2,204,105
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(8,001,752)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(14,036,751)
Total Net Assets	$111,894,141

Shares Outstanding	6,658,748

Net Asset Value	$16.80

See Notes to Financial Statements.

28	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Statement of operations

For the Year Ended September 30, 2011

Investment Income:
Interest	$ 6,893,900
Dividends	27,249
Less: Foreign taxes withheld	(1,327)
Total Investment Income	6,919,822

Expenses:
Investment management fee (Note 2)	889,206
Audit and tax	77,887
Transfer agent fees	42,375
Excise tax (Note 1)	38,437
Shareholder reports	28,612
Stock exchange listing fees	20,854
Directors’ fees	13,635
Custody fees	12,016
Legal fees	10,843
Interest expense (Note 3)	10,378
Fund accounting fees	8,832
Insurance	3,040
Miscellaneous expenses	7,079
Total Expenses	1,163,194
Net Investment Income	5,756,628

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,977,512)
Futures contracts	1,134,581
Written options	99,814
Swap contracts	(4,120,045)
Foreign currency transactions	12,839
Net Realized Loss	(6,850,323)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	876,159
Futures contracts	(334,567)
Written options	6,763
Swap contracts	3,481,356
Foreign currencies	(15,793)
Change in Net Unrealized Appreciation (Depreciation)	4,013,918
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(2,836,405)
Increase in Net Assets From Operations	$ 2,920,223

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	29

Statements of changes in net assets

For the Years Ended September 30,	2011	2010

Operations:
Net investment income	$ 5,756,628	$ 6,365,286
Net realized gain (loss)	(6,850,323)	1,374,618
Change in net unrealized appreciation (depreciation)	4,013,918	11,049,020
Increase in Net Assets From Operations	2,920,223	18,788,924

Distributions To Shareholders From (Notes 1):
Net investment income	(4,293,561)	(5,220,458)
Net realized gains	(267,682)	—
Decrease in Net Assets From Distributions to Shareholders	(4,561,243)	(5,220,458)

Fund Share Transactions
Cost of shares repurchased (0 and 1,664,686 shares repurchased, respectively) (Note 6)	—	(26,418,567)
Increase (Decrease) in Net Assets From Fund Share Transactions	—	(26,418,567)
Decrease in Net Assets	(1,641,020)	(12,850,101)

Net Assets:
Beginning of year	113,535,161	126,385,262
End of year*	$111,894,141	$113,535,161
*Includes undistributed net investment income of:	$2,204,105	$584,548

See Notes to Financial Statements.

30	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2011[1]	2010[1]	2009[1]	2008[1]	2007[1]

Net asset value, beginning of year	$17.05	$15.18	$15.12	$18.85	$19.68

Income (loss) from operations:
Net investment income	0.86	0.82	0.75	0.96	1.07
Net realized and unrealized gain (loss)	(0.43)	1.66	0.04	(3.57)	(0.45)
Total income (loss) from operations	0.43	2.48	0.79	(2.61)	0.62

Less distributions from:
Net investment income	(0.64)	(0.67)	(0.68)	(0.96)	(1.31)
Net realized gains	(0.04)	—	(0.05)	(0.16)	(0.14)
Total distributions	(0.68)	(0.67)	(0.73)	(1.12)	(1.45)

Increase in net asset value due to shares repurchased in tender offer	—	0.06	—	—	—
Net asset value, end of year	$16.80	$17.05	$15.18	$15.12	$18.85
Market price, end of year	$15.43	$15.86	$13.78	$12.00	$16.91
Total return, based on NAV[2,3]	2.45%	17.08%	5.91%	(14.40)%[5]	3.21%
Total return, based on Market Price[4]	1.44%	20.40%	22.20%	(23.67)%[5]	5.75%
Net assets, end of year (000s)	$111,894	$113,535	$126,385	$125,879	$156,865

Ratios to average net assets:
Gross expenses	0.99%	1.09%	1.16%	1.06%	0.97%[6]
Net expenses[7]	0.99	1.09	1.16	1.06	0.97 [6,8]
Net investment income	4.91	5.09	5.41	5.59	5.53

Portfolio turnover rate	31%	43%	68%[9]	77%[9]	160%[9]

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would not have changed.
6

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.97%.

7	The impact of compensating balance arrangements, if any, was less than 0.01%.
8	Reflects fee waivers and/or expense reimbursements.
9

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 146%, 205% and 197% for the years ended September 30, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value

32	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 – quoted prices in active markets for identical investments

•        Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$ 44,761,867	$ 2	$ 44,761,869
Asset-backed securities	—	27,856,726	413,544	28,270,270
Collateralized mortgage obligations	—	33,183,107	14,867	33,197,974
Collateralized senior loans	—	12,834,339	—	12,834,339
Mortgage-backed securities	—	570,397	—	570,397
Municipal bonds	—	3,823,966	—	3,823,966
Sovereign bonds	—	4,530,046	—	4,530,046
Common stocks:
Industrials	$ 903	—	47,805	48,708
Other common stocks	192,981	—	—	192,981
Preferred stocks	287,395		—	287,395
Rights	—	4,500	—	4,500
Warrants	—	3,305	478	3,783
Total long-term investments	$481,279	$127,568,253	$476,696	$128,526,228
Short-term investments†	—	7,487,878	—	7,487,878
Total investments	$481,279	$135,056,131	$476,696	$136,014,106
Other financial instruments:
Futures contracts	$ 83,246	—	—	$ 83,246
Forward foreign currency contracts	—	$ 2,444	—	2,444
Interest rate swaps‡	—	13,370	—	13,370
Credit default swaps on corporate issues — buy protection‡	—	38,911	—	38,911
Total other financial instruments	$ 83,246	$ 54,725	—	$ 137,971
Total	$564,525	$135,110,856	$476,696	$136,152,077

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	33

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$ 4,312	$ 108,086	—	$ 112,398
Futures contracts	35,975	—	—	35,975
Interest rate swaps‡	—	1,250,355	—	1,250,355
Credit default swaps on credit indices — sell protection‡	—	18,080	—	18,080
Total	$40,287	$1,376,521	—	$1,416,808

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Asset Backed Securities	Corporate Bonds & Notes	Common Stocks	Warrants	Total
Balance as of September 30, 2010	$ 710,918	$ 494,995	$ 412,165	$ 900	$ 0 *	$ 1,618,978
Accrued premiums/ discounts	7,215	—	—	—	—	7,215
Realized gain(loss)[1]	(118,735)	—	(588)	—	—	(119,323)
Change in unrealized appreciation (depreciation)[2]	152,022	176,317	(10,524)	(25,585)	2,805	295,035
Net purchases (sales)	(520,375)	(305,687)	(35,923)	72,490	—	(789,495)
Transfers into Level 3	—	413,544	2	—	478	414,024
Transfers out of Level 3	(216,178)	(365,625)	(365,130)	—	(2,805)	(949,738)
Balance as of September 30, 2011	$ 14,867	$ 413,544	$ 2	$ 47,805	$ 478	$ 476,696
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011[2]	$ 178,593	—	—	$(25,585)	—	$ 153,008

*	Value is less than $1.
1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s

34	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	35

on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2011, the total notional value of all credit default swaps to sell protection is $2,697,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any

36	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended September 30, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	37

annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call

38	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	39

will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar

40	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	41

trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held credit default swaps, written options and interest rate swaps with credit related contingent features which had a liability position of $1,380,833. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,000,000, which could be used to reduce the required payment.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

42	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and realized gains, if any, to shareholders in accordance with the requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $38,437 of Federal excise tax attributable to calendar year 2010 and estimates it will pay approximately $78,000 of Federal excise tax attributable to calendar year 2011. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	43

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 38,437	—	$(38,437)
(b)	118,053	$(118,053)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore, respectively.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

44	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$55,958,510	$1,219,230
Sales	33,165,890	1,784,186

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 3,981,544
Gross unrealized depreciation	(17,003,610)
Net unrealized depreciation	$(13,022,066)

Transactions in reverse repurchase agreements for the Fund during the year ended September 30, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$19,925,321	0.75%	$ 19,925,321

*  Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements were 0.75% during the year ended September 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $10,378.

At September 30, 2011, the Fund had the following open reverse repurchase agreement:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.75%	9/6/2011	12/7/2011	$19,925,321

On September 30, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $21,119,258.

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	61	3/12	$15,085,323	$15,160,025	$ 74,702
U.S. Treasury 5-Year Notes	91	12/11	11,153,850	11,146,078	(7,772)
					66,930

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	45

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 2-Year Notes	44	12/11	$ 9,697,482	$ 9,688,938	$ 8,544
U.S. Treasury 10-Year Notes	24	12/11	3,094,047	3,122,250	(28,203)
					(19,659)
Net unrealized gain on open futures contracts					$ 47,271

During the year ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2010	17	$ 9,720
Options written	42,129,139	263,218
Options closed	(3,460,000)	(16,089)
Options exercised	(62)	(14,449)
Options expired	(10,000,071)	(113,944)
Written options, outstanding September 30, 2011	28,669,023	$ 128,456

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	UBS AG	100,000	$133,939	11/16/11	$2,444

At September 30, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Payments Made By the Fund‡	Payments Received By the Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$ 5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	$ 13,370
Barclays Capital Inc.	10,000,000	6/14/16	1.785% Semi-Annually	3-Month LIBOR	—	(281,350)
Barclays Capital Inc.	5,520,000	3/18/19	4.250% Semi-Annually	3-Month LIBOR	$69,975	(1,038,285)
JPMorgan Securities Inc.	10,000,000	10/12/11	0.360% Semi-Annually	3-Month LIBOR	—	(379)
JPMorgan Securities Inc.	6,000,000	10/15/11	0.361% Semi-Annually	3-Month LIBOR	—	(316)
Total	$36,520,000				$69,975	$(1,306,960)

46	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

As of September 30, 2011, the three-month London Interbank Offered Rate was 0.374%.

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase Bank
(CDX North America
High Yield Index)	$2,697,000	6/20/12	2.750%	$ (18,080)	$ (25,318)	$ 7,238

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION4

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc.
(Assured Guaranty Municipal Corp.,			5.000%
0.480% due 11/15/13)	$ 90,000	3/20/15	quarterly	$ 10,362	$ 609	$ 9,753
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000% quarterly	21,973	2,676	19,297
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	2,093	(194)	2,287
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	5.000% quarterly	349	(19)	368
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	5.000% quarterly	2,303	189	2,114
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.000 quarterly	1,831	270	1,561
Total	$ 310,000			$ 38,911	$ 3,531	$ 35,380

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	47

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2011.

ASSET DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Futures contracts[2]	$83,246	—	—	$ 83,246
Forward foreign currency contracts	—	$2,444	—	2,444
Swap contracts[3]	13,370	—	$38,911	52,281
Total	$96,616	$2,444	$38,911	$137,971

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$ 112,398	—	$ 112,398
Futures contracts[2]	35,975	—	35,975
Swap contracts[3]	1,250,355	$18,080	1,268,435
Total	$1,398,728	$18,080	$1,416,808

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

3	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

48	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$ 99,814	—	$ 99,814
Futures contracts	1,134,581	—	1,134,581
Swap contracts	(4,212,695)	$92,650	(4,120,045)
Total	$(2,978,300)	$92,650	$(2,885,650)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$ 6,763	—	—	$ 6,763
Futures contracts	(334,567)	—	—	(334,567)
Swap contracts	3,534,427	—	$(53,071)	3,481,356
Forward foreign currency contracts	—	$2,444	—	2,444
Total	$3,206,623	$2,444	$(53,071)	$3,155,996

During the year ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$ 23,728
Forward foreign currency contracts (to sell)	10,303
Futures contracts (to buy)	19,400,737
Futures contracts (to sell)	8,366,323

Average Notional Balance
Interest rate swap contracts	$12,778,462
Credit default swap contracts (to buy protection)	168,462
Credit default swap contracts (to sell protection)	1,244,769

5. Distributions subsequent to September 30, 2011

On August 11, 2011, the Fund’s Board (the “Board”) declared two distributions, each in the amount of $0.0630 per share, payable on October 28, 2011 and November 25, 2011 to shareholders of record on October 21, 2011 and November 18, 2011, respectively.

On November 10, 2011, the Board declared three distributions, each in the amount of $0.0650 per share, payable December 23, 2011, January 27, 2012 and February 24, 2012 to shareholders of record on December 16, 2011, January 20, 2012 and February 17, 2012, respectively.

Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report	49

6. Tender offer

During the year ended September 30, 2010, the Fund, in accordance with its tender offer for up to 1,664,686 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $15.87 per share (98% of the net asset value per share of $16.19 on May 24, 2010). These shares represented approximately 20% of the Fund’s then outstanding shares.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$4,561,243	$5,220,458

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$ 2,310,397
Capital loss carryforward*		(4,735,221)
Other book/tax temporary differences(a)		(3,173,502)
Unrealized appreciation (depreciation)(b)		(14,236,072)

Total accumulated earnings (losses) — net		$(19,834,398)

*  As of September 30, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

50	Western Asset Variable Rate Strategic Fund Inc. 2011 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Variable Rate Strategic Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Variable Rate Strategic Fund Inc., including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 18, 2011

Western Asset Variable Rate Strategic Fund Inc.	51

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

52	Western Asset Variable Rate Strategic Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	None

Western Asset Variable Rate Strategic Fund Inc.	53

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	160
Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

54	Western Asset Variable Rate Strategic Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Variable Rate Strategic Fund Inc.	55

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Kaprel Ozsolak
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) held with Fund[1]	Chief Financial Officer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Steven Frank
Legg Mason
55 Water Street, New York, NY 10041
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

56	Western Asset Variable Rate Strategic Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†                  Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1                   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2                   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Variable Rate Strategic Fund Inc.	57

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

58	Western Asset Variable Rate Strategic Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

Western Asset Variable Rate Strategic Fund Inc.	59

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

60	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Variable Rate Strategic Fund Inc.	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2011:

Record date:	Monthly	12/23/2010	Monthly
	October 2010-		January 2011-
Payable date	November 2010	12/29/2010	September 2011
Ordinary Income
Qualified dividend income for individuals	0.15%	0.12%	0.03%
Dividends qualifying for the dividends received deduction for corporations	0.15%	0.12%	0.03%

Please retain this information for your records.

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken

President and Chief Executive Officer

Kaprel Ozsolak

Chief Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX010407 11/11 SR11-1515

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,700 in 2010 and $70, 100 in 2011.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Variable Rate Strategic Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Variable Rate Strategic Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2010 and $3,300 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Variable Rate Strategic Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 PROXY VOTING — LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Andrea Mack Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset for the past five years.

Dennis McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

Julien A. Scholnick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2003.

Michael Y. Pak Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2000.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	99 registered investment companies with $153.2 billion in total assets under management	215 Other pooled investment vehicles with $106.1 billion in assets under management*	734 Other accounts with $174.1 on in total assets under management**

Keith J. Gardner‡	40 registered investment companies with $26.5 billion in total assets under management	7 Other pooled investment vehicles with $2.3 billion in assets under management	2 Other accounts with $0.6 billion in total assets under management

Michael C. Buchanan‡	46 registered investment companies with $30.1 billion in total assets Under management	9 Other pooled investment vehicles with $4.4 billion in assets under management	14 Other accounts with $2.1 billion in total assets under management

Andrea Mack‡	4 registered investment Companies with $1.2 billion in total assets Under management	1 Other pooled investment vehicle with $22 million in assets under management	11 Other accounts with $3.3 billion in total assets under management

Dennis McNamara	None	5 Other pooled investment vehicles with $0.6 billion in assets under management	21 Other accounts with $3.2 billion in total assets under management***

Julien A. Scholnick	3 registered investment companies with $1.0 billion in total assets under management	10 Other pooled investment vehicles with $1.2 billion in assets under management	71 Other accounts with $8.3 billion in total assets under management****

Michael Y. Pak	2 registered investment companies with $0.6 billion in total assets under management	1 Other pooled investment vehicle with $0.2 billion in assets under management	6 Other accounts with $3.3 billion in total assets under management

*	Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.
**	Includes 79 accounts managed, totaling $19.4 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 1 account managed, totaling $0.5 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	E
Keith J. Gardner	A
Michael C. Buchanan	A
Andrea Mack	A
Dennis McNamara	E
Julien A. Scholnick	A
Michael Y. Pak	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                  PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable

ITEM 11.                CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	November 28, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Variable Rate Strategic Fund Inc.

Date:	November 28, 2011